SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                               FORM 8-K


                           CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                            July 18, 2003
                            ------------
                            Date of Report
                  (Date of Earliest Event Reported)

                        SECURED SERVICES, INC.
                        ----------------------
       (Exact Name of Company as Specified in its Charter)

    DELAWARE              1-12536                11-2964894
    --------              -------                ----------
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
 Jurisdiction)

                    1175 North Service Road, Suite 214
                    Oakville, Ontario, Canada L6M 2W1
                    ----------------------------------
                 (Address of Principal Executive Offices)

                           (905) 339-3439
                           --------------
                     Company's Telephone Number

                       Southern Software Group, Inc.
                       1598 Whitehall Road, Suite E
                         Anapolis, Maryland  21401
                       -----------------------------
        (Former Name or Former Address if changed Since Last Report)

Item 1.   Changes in Control of Company.
          ---------------------------------

     (a) On July 18, 2003, an Agreement and Plan of Merger (the "Merger Agreement") was executed by and among Southern Software Group, Inc., a Delaware corporation ("SSGI" or the "Company"), SSGI Acquisition Corp., a Delaware corporation and a subsidiary of SSGI ("Newco"), and SecureD Services, Inc., a Delaware corporation ("SSI"). A summary of the principal terms of the Merger Agreement is outlined below. Pursuant to the Merger Agreement, Newco merged with and into SSI, with SSI being the surviving corporation, and SSI changed its name to "SSI Operating Corp." Also, pursuant to the Merger Agreement, SSGI changed its name to "SecureD Services, Inc." and added a new class of Series A Convertible Preferred Stock.

     By virtue of the percentage of the Company's voting securities acquired under the Merger Agreement by stockholders of SSI, this Merger Agreement is deemed to have involved a "change of control" of the Company.

     The source of the consideration used by the stockholders of SSI to acquire their respective interests in the Company was stock.

     The primary basis of the "control" by SSI is stock ownership.

     The principal terms of the Merger Agreement were:

     1. Prior to the completion of the Merger Agreement, SSI was required to have completed the acquisition of certain assets of Dolfin.com, Inc., a Delaware corporation ("Dolfin"). Michael P. Dubreuil, the current Chairman of the Board of Directors and the Company's Secretary, was a director and executive officer of Dolfin at the time of the closing of the acquisition of these assets from Dolfin by SSI. See Item 7, Exhibit 2.1, Exhibit A.

     2. Prior to the completion of the Merger Agreement, SSI was required to have completed the acquisition of the operating assets related to the VACMAN Enterprise product line of Vasco Data Security International, Inc., a Delaware corporation ("VASCO"). T. Kendall Hunt, a director of the Company, was a director and executive officer of VASCO and a principal stockholder of SSI at the time of the closing of the acquisition of these assets from VASCO. See
          Item 7, Exhibit 2.1, Exhibit B.

     3. SSI was required to have completed a private offering of its common stock in a minimum amount of not less than $1,000,000. See
          Item 7, Exhibit 2.1, Exhibit C.

     4. Each issued and outstanding share of SSI common stock would be converted into and exchanged for a like number of shares of common stock of the Company.

     5. Each issued and outstanding share of Series A Convertible Preferred Stock of SSI would be converted into and exchanged for a like number of Series A Convertible Preferred Stock of the Company.

     6. Each issued and outstanding option to acquire common stock of SSI would be converted into and exchanged for a like number of options to acquire common stock of the Company.

     7. Each issued and outstanding warrant to acquire common stock of SSI would be converted into and exchanged for a like number of warrants to acquire common stock of the Company.

     8. The Company was required to adopt the SSI Employee Stock Option Plan. See Item 7, Exhibit 2.1, Schedule 2.5.

     9. All SSI Stockholders and certain stockholders of SSGI who are named in Schedule 2.1(e)(i) of the Merger Agreement were required to have executed and delivered a Lock-Up/Leak-Out Agreement ("Lock-Up Agreement") pursuant to which each person or entity signing the Lock-Up Agreement agreed, among other things, to sell no more than 3,000 shares of common stock of the Company owned by each of them per month during the 18 month period from the closing of the Merger Agreement at a price above $2.00 per share and at or above the lowest "offer" or "ask" prices listed by the relevant market maker for the common stock on the OTC Bulletin Board or any nationally recognized medium on which the common stock is publicly traded. These lock-up/leak-out conditions can be waived by the Company. See Item 7, Exhibit 2.1, Schedule 2.1(e)(ii).

     Prior to the completion of the Merger Agreement, there were 508,934 outstanding shares of the Company's common stock. Following the closing of the Merger Agreement, there were 6,996,271 outstanding shares of the Company's common stock; and 2,000,000 shares of Series A Convertible Preferred Stock.

     A copy of the Merger Agreement, including all material exhibits and related instruments, accompanies this Current Report, which, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such reference. See Item 7, Exhibit 2.1.

     (b)(i) To the knowledge of management and based upon a review of the stock ledger maintained by the Company's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of the Company's common stock prior to the closing of the Agreement, and the share holdings of the then members of management based upon 508,934 outstanding shares:

Name                     Positions Held            Shares Owned          %
----                     --------------            ------------         ---

Ernest A. Wagner         President and Director        145,314           28.5%
John J. Cadigan          Chairman of the Board          22,735            4.4%
Kevin E. Idso            Vice President and Director       257            .05%
Barbara A. Seubott       Secretary                        -0-              -0-
Thomas Stone             Director                       25,571            5.0%
National Capital         Stockholder                    35,000            6.8%
Powell, Goldstein,
 Frazer & Murphy         Stockholder                    30,000            5.8%
Houston Assoc., Inc.     Stockholder                    35,000            6.8%

     (b)(ii) To the knowledge of management and based upon a review of the stock ledger maintained by the Company's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of the Company's common stock following the closing of the Agreement, and the share holdings of the new members of management based upon 6,996,271 outstanding shares:

   Name                       Positions Held       Shares Owned         %
   ----                       --------------       -------------       ---

T. Kendall Hunt               Director           1,300,000           18.6%
Dubreuil Family Trust (1)     Stockholder        1,300,000           18.6%
King T. Moore Consultants (2) Stockholder        1,866,667           26.7%
Dolfin.com, Inc.              Stockholder          500,000            7.1%

    (1) The beneficiaries of the Dubreuil Family Trust are the four children of Michael P. Dubreuil, the Chairman of the Board and Secretary of the Company.

     (2) King T. Moore is the owner of King T. Moore Consultants and is also the President, CEO and a director of the Company.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

     (a)  See Item 1.

     The consideration exchanged under the Merger Agreement was negotiated at "arms length," between SSGI and SSI, with the consent of the Board of Directors. The Board of Directors of the Company used the following criteria in evaluating whether to complete the Merger Agreement: SSI's present and past business operations, assuming the completion of the Dolfin and VASCO acquisitions; the future potential of SSI; SSI's management and their personal background and experience; and the potential benefit to the stockholders of the Company. The directors determined that the Merger Agreement was reasonable, under these circumstances, in their good faith judgment, and to the benefit of the Company and its remaining stockholders.

     No director, executive officer or five percent or more stockholder of the Company had any direct or indirect interest in SSI prior to the completion of the Merger Agreement; similarly, neither SSI nor any nominee to become a director of SSI had any interest in the Company prior to the closing of the Merger Agreement.

     (b) SSI is a wholly-owned subsidiary of the Company, and the Company intends to continue the planned business operations intended to be conducted by SSI.

     The following is a summary of certain general information about SSI:

FORWARD-LOOKING INFORMATION.
----------------------------

      This summary, including any documents that we incorporate by reference, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to the "safe harbor" created by those sections. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "estimate," "plan," "project," "continuing," "ongoing," "expect," "believe," "intend," "predict," "potential" and similar words or phrases or the negative of these words or phrases. Accordingly, these statements involve estimates, assumptions and uncertainties, which could cause actual results to differ materially from those expressed in these statements. Any forward-looking statements are qualified in their entirety by reference to the factors discussed throughout this Current Report.

      Because the risk factors referred to herein, as well as any risk factors incorporated by reference, could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by us or on our behalf, you should not place undue reliance on any forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for us to predict which factors will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Our Employees.
--------------

      Our executive offices are based in Oakville, Ontario, where we currently employ eight persons. We employ 14 persons in total. We intend to expand significantly in 2003 and will actively seek, among others, management, sales, technical and administrative staff to be based in Oakville and in a United States location to be determined. See "Risk Factors - - We Depend on Current Management Team and Need Additional Personnel to Grow Our Business."

Our Management.
---------------

     The following table sets forth the names and positions with the Company as of July 24, 2003, of all of the executive officers and directors of the Company.

Name                    Age             Position
----                    --              -------

King T. Moore            60        President, CEO and Director
Michael P. Dubreuil      45        Chairman of the Board and Secretary
T. Kendall Hunt          60        Director

Properties.
-----------

     We currently lease premises at 1175 North Service Road West, Suite 214, Oakville, Ontario, of approximately 4,800 square feet of administrative, technical support and research and development space. We also currently lease premises at 600 Reisterstown Road, Suite 606, Baltimore, Maryland, of approximately 2,200 square feet of research and development space.

Legal Proceedings.
------------------

     We are not involved in any claims or legal proceedings nor have we been involved in any such proceedings.

Business.
---------

Company History.
----------------

     SSI is a Delaware corporation formed in September 2002, to develop and market IT and Internet security consulting and managed services to Fortune 2000 organizations. SSI acquired certain business assets of Dolfin and VASCO prior to the completion of the Merger Agreement with the Company.

     The acquisition from VASCO included intellectual property, a software package called Vacman Enterprise also known as Snareworks, and service contracts customers. Vacman Enterprise enables companies to securely manage end user access and single sign-on to web, client/server, and legacy applications in one integrated system. It provides users with secure access to applications, web pages, and data objects based on their company's security policies. Vacman Enterprise is currently installed in several large name brand accounts.

     The acquisition from Dolfin included a proprietary methodology and customer lists. Dolfin offered the following services:

          * Information Security Audits and Assessments
          * Penetration Testing & Wireless LAN Infiltration
          * Security Policy Development and Verification
          * Secure Infrastructure Design, Implementation and Integration
          * Forensic Analysis
          * Managed Security Services
          * Managed Firewall
          * Managed Intrusion Prevention and Detection
          * Managed Content Blocking, Filtering and Tracking


     Through a technique known as "Industry Buildup" (IB) and aggressive organic growth, the Company is seeking to become a dominant provider of e-Security on a national and international scale. The Company has identified e-Security Systems Integrators in each major market in which it wishes to operate. The Company will seek to make acquisitions using its equity securities. Cash and deferred ibkugatuibs nat be used for acquisitions on a limited basis.

     The Company has identified a number of additional candidate
Information Security providers that have the right profile. That profile initially includes an established revenue stream in the range of $3M to $15M. The Company is in preliminary discussions with four of these enterprises at this time.

     Based on marketing studies, industry projections, expected demand, and costs of security consulting employees, the Company expects to experience profit margins substantially higher than those of general purpose IT consulting organizations.

Competitive Edge.
-----------------

     We feel that we have a competitive edge for several reasons. First, the Vacman Enterprise package has several unique features that provide benefits to customers that our major competitors are not able to provide. Second, we believe SSI has the ability to develop and implement new features within Vacman Enterprise faster than our competitors can with their products. Thirdly, SSI believes that there will be no sustainable e-Commerce unless those who wish to use its capabilities are convinced of its structural integrity. Furthermore, there is no one dominant player today who is providing a complete offering that ensures the structural integrity of an organization's computers, clients, networks and applications with an end-to-end integrated security solution. SSI intends to become a dominant force providing that end-to-end security solution.

Management.
-----------

     The Company's Board members and Executive Officers are listed below. The strong leadership team has been put in place to ensure that the Company has the experience and capacity to execute on its business plan.

Michael P. Dubreuil, Chairman and Secretary. Mr. Dubreuil brings 20 years of strong general business team building, sales, start-up, and acquisition experience to the Company. Mr. Dubreuil was involved with the startup of USWeb, a successful international Web site development company that grew organically, and through many acquisitions to over 2000 employees in North America, Europe and Asia, with sales approaching $300MM. Prior to USWeb, Mr. Dubreuil served as President of Keywitness, a startup Internet Security Technology company providing secure identification technology (digital certificates) for electronic commerce.

King T. Moore, President and CEO. Mr. Moore has been actively involved in the IT industry for over 35 years. He brings a strong Marketing, Sales and Operations background to the Company. Prior to joining SecureD Services Mr. Moore was President & CEO of Mastech Canada. Mr. Moore took Quantum Information Resources from a money losing operation with few employees to a $75.0 million(Canadian) company with over 800 employees in Canada and the United States. In 1998, Quantum was purchased by Mastech Systems Corp.

T. Kendall Hunt, Director. Mr. Hunt is currently Chairman and CEO of VASCO Data Security International, Inc., a publicly traded company (Symbol: vdsi). Mr. Hunt is the founder of VASCO, and served as its President and CEO from May 1984 through June 1999. Mr. Hunt has extensive experience in international business and the acquisition of companies in the US and in Europe. Prior to founding VASCO, he was the President and CEO of Deltak, Inc., an $85 million international technical services company that specialized in the creation and distribution of information programs, training, and job support and productivity software tools. Prior to Deltak, he was President of Itel Corporation's $220 million Computer System Division that sold, leased and serviced IBM compatible computer products worldwide.

Objectives.
-----------

     Quadruple revenue through organic growth and strategic acquisitions. SSI will acquire firms that are profitable, or at a minimum breakeven and that on average are in the $3M to $15M revenue range. SSI will then train and certify its newly acquired staff with the required security skills to offer the company's full suite of e-Security services to new and existing clients.

     Grow a market leadership position by providing "an integrated e-Security Architecture" from which business can embrace the new economy with a minimal of "non-business" risk.

     Providing consistent levels of e-Security services, in all major markets.

     Partner with those organizations that must secure their service offering in order to do business with their clients (for example telecommunications, banking, healthcare, utilities and government organizations).

Capital Requirements.
---------------------

     With SSI's business model, there are three areas requiring significant amounts of capital: (i) investments in additional sales and marketing; (ii) research and development for expansion of its Managed Services offering; and
(iii) working capital to fund organic growth. In order to meet these needs, we intend to seek both equity and debt financing. With regard to equity financing, we hope to complete one or two private placements, raising a total of $2,000,000 within the next six months. There can be no assurances that we will raise these funds. See "Risk Factors - - Our Growth And Operating Results Could Be Impaired If We Are Unable To Meet Future Capital Requirements"

The e-Security Market and Competition.
--------------------------------------

     SSI believes that the following characteristics describe the current e-security market:

          1. The market for e-Security consulting services and products is rapidly growing;

          2. It is a highly fragmented industry without a clear market leader;

          3. Significant economies of scale can be realized by implementing best practices on a global basis;

          4. There is no national/international company focused on end-to-end, product independent, e-Security consulting.

     After surveying the current security firms that provide hardware, software and/or services in the $16 Billion worldwide information security market, the Company believes that while there is no dominant security services provider in this sector, there are many competitors. These include the major providers of security services, hardware and software products such as Symantec, VeriSign, Network Associates, Cisco and Checkpoint; the large consulting firms such as Accenture, Bearing Point, Electronic Data Systems
(EDS), Perot Systems and IBM; as well as many small and mid-sized firms such as ISS, Counterplane, RSA, Vasco, Guardent, @Stake, Red Siren, and Found Stone.

Customer Profile.
-----------------

     As mentioned above, customers for SSI tend to be large companies with substantial electronic assets to protect. The following are some of our clients as of July 15, 2003:

           John Hancock Financial
           First Almerica Insurance
           Integic
           Peoples Bank
           Computer Sciences Corp
           Rogers Wireless Communications

Risk Factors.
-------------

     You should carefully consider the risks described below before making an investment decision in our company. The risks and uncertainties described below are not the only ones facing our company and there may be additional risks that we do not presently know of or that we currently deem immaterial. All of these risks may impair our business operations. This document also contains forward-looking statements that involve risks and uncertainties and actual results may differ materially from the results we discuss in the forward-looking statements. If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. In such case, the trading price of our common stock could decline, and you may lose all or part of your investment.

     In accordance with "plain English" guidelines provided by the SEC, the risk factors have been written in the first person.

WE ARE A RELATIVELY NEW COMPANY WITH NO HISTORY OF MAKING A PROFIT

     SSI was formed in September, 2002 and has had no significant assets or liabilities until recently. The acquisitions from Dolfin.com and VASCO give us a base of operations. There is no guarantee that those business units will generate a profit in future.

WE ARE DEPENDENT FOR A SIGNIFICANT AMOUNT OF OUR BUSINESS FROM A LIMITED NUMBER OF CUSTOMERS

     As discussed above (see "Customer Profile"), a large percentage of our revenue is derived from agreements with a limited number of customers. Therefore, any adverse change in our relationship with these customers would have a material adverse effect on our business.

MOST OF OUR AGREEMENTS ARE OF A SHORT DURATION AND MAY NOT BE RENEWED

      Our agreements with customers typically have initial terms of one to three years, with renewal clauses. There can be no assurance that our other contracts will be renewed. We rely principally on our relationship with these customers, rather than on the terms of our contracts, for the continued renewal of these contracts.

IN ORDER TO MEET OUR REVENUE PROJECTIONS, WE WILL HAVE TO SUBSTANTIALLY EXPAND OUR BUSINESS

     Our business plan contemplates several strategic acquisitions. While we have made contact and have held preliminary discussions with a few suitable companies, we do not have firm contracts or letters of intent in place. There can be no assurance that we will be successful in completing such additional acquisitions.

OUR GROWTH AND OPERATING RESULTS COULD BE IMPAIRED IF WE ARE UNABLE TO MEET OUR FUTURE CAPITAL REQUIREMENTS

     Additional capital is required in order to expand our business. We plan to seek additional funding in the form of equity or debt, or a combination thereof, within the next 12 months to meet the cash requirements of our business. We cannot be certain that additional funds will be available on satisfactory terms when needed, if at all. Our future capital needs depend on many factors, including the development of new services and equipment requirements for new contracts.

     The various elements of our business and growth strategies, including our investment in additional sales and marketing services will require additional capital. If we are unable to raise additional necessary capital in the future, we may be required to curtail our operations significantly or obtain funding through the relinquishment of significant technology or markets. Also, raising additional equity capital would have a dilutive effect on existing stockholders.

ANY EXPANSION OF OUR OPERATIONS MAY REQUIRE ADDITIONAL EXPENSES, AND THESE EFFORTS MAY STRAIN OUR MANAGEMENT, FINANCIAL AND OPERATIONAL RESOURCES

     If we cannot effectively manage our growth, our ability to provide services will suffer. Our reputation and our ability to attract, retain and serve our customers depend upon the reliable performance of our infrastructure and systems. We anticipate that we will expand our operations significantly in the near future, and further expansion will be required to address the anticipated growth in our customer base and market opportunities. To manage the expected growth of operations and personnel, we will need to improve existing systems and implement new procedures and controls. In addition, we will need to expand, train and manage an increasing technical employee base. We will also need to expand our finance, administrative and operations staff. We may not be able to effectively manage this growth. Our planned expansion in the near future will place, and we expect our future expansion to continue to place, a significant strain on our managerial, operational and financial resources. If we are unable to manage growth effectively or experience disruptions during our expansion, our business will suffer and our financial condition and results of operations will be seriously affected.

IF WE ARE UNABLE TO COMPETE SUCCESSFULLY, OUR REVENUES AND OPERATING RESULTS WILL SUFFER

      The market for e-security services is competitive. While there is not one dominant player in the market at this time, there is a lot of activity. There are many competitive products are offered by companies such as Symantec, VeriSign, Network Associates, Cisco and Checkpoint as well as many small and mid-sized firms such as ISS, Counterplane, RSA, Vasco, Guardent, @Stake, Red Siren, and Found Stone. The large consulting firms such as Accenture, Bearing Point, Electronic Data Systems (EDS), Perot Systems and IBM are providers of security services. However, these large providers deliver security consulting as only a small part of their total IT consulting practice.

     In addition, there may be e-security products and services being developed by competitors that we may not be aware of.

WE FACE COMPETITORS WITH SUBSTANTIALLY GREATER RESOURCES THAN WE HAVE

     Many of these competing companies are significantly larger and have substantially greater resources than we have. It is possible that new competitors may engage in the e-Security Services market, some of which may have greater financial resources than we have. If we face significant competition, it may have a material adverse effect on our business, financial condition and results of operations. We cannot predict whether we will be able to compete successfully against current and future competitors.

WE DEPEND ON MARKET ACCEPTANCE OF OUR PRODUCTS AND SERVICES

     We believe that our ability to increase revenues, cash flow and profitability will depend, in part, upon continued market acceptance of our products and services. We cannot predict whether market acceptance of our products and services will continue. Changes in market conditions in the IT industry could limit or decrease market acceptance of our products and services. Insufficient market acceptance of our products and services could have a material adverse effect on our business, financial condition and results of operations.

WE DEPEND ON CURRENT MANAGEMENT AND NEED ADDITIONAL PERSONNEL TO GROW OUR
BUSINESS

     Our operations are materially dependent upon the services of Mr. King T. Moore, our President and Chief Executive Officer and Mr. Michael P. Dubreuil, our Chairman. The loss of the services of Mr. Moore or Mr. Dubreuil would have a material adverse effect on our business. We do not maintain insurance on the life of Mr. Moore or Mr. Dubreuil.

     Furthermore, in order to grow the business, we will need to hire key management and technical personnel. There can be no assurance that we will successfully assimilate newly hired employees or that we can successfully locate, hire, assimilate and retain qualified key personnel. The loss of any key employee or our inability to attract or retain other qualified employees could have a material adverse effect on our results of operations and financial condition.

WE ARE CONTROLLED BY CURRENT MANAGEMENT

     Our directors and executive officers beneficially own over 63% of our outstanding shares of common stock. Because of such ownership, management will be able to control our affairs, including the election of the entire board of directors. Such ownership could discourage acquisitions of large blocks of our shares, could depress the price of our common stock and could possibly deter any potential purchaser of us.

WE DO NOT PLAN ON PAYING CASH DIVIDENDS FOR THE FORESEEABLE FUTURE

     We intend to retain earnings to finance the expansion of the business, and do not intend to pay cash dividends on our Common Stock for the foreseeable future.

THERE HAS BEEN ONLY A LIMITED PUBLIC MARKET FOR OUR SECURITIES

     Although we expect a market to develop in our common stock, there can be no assurance that a significant trading market will develop, or if developed, that it will be sustained.

PROVISIONS OF OUR CERTIFICATE OF INCORPORATION AND DELAWARE LAW COULD DISCOURAGE POTENTIAL ACQUISITION PROPOSALS AND DELAY OR PREVENT CHANGE IN CONTROL

     As a Delaware corporation, we are subject to an "anti-takeover" provision of the Delaware General Corporation Law. This provision and the power to issue additional stock may, in certain circumstances, deter or discourage takeover attempts and other changes in control of us that are not approved by the Board.

Item 3.   Bankruptcy or Receivership.
          --------------------------

     None, not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

     None, not applicable.

Item 5.   Other Events and Regulation FD Disclosure.
          ------------------------------------------

     None; not applicable.

Item 6.   Resignations of Registrant's Directors.
          ---------------------------------------

     On July 18, 2003, the current directors and executive officers of SSI were designated to serve on the Board of Directors of the Company and as executive officers of the Company until the next respective annual meetings of the stockholders and the Board of Directors and until their respective successors are elected and qualified or until their prior resignation or termination. Effective on July 18, 2003, King T. Moore will serve as a director, CEO and President, Michael P Dubreuil will serve as a director (Chairman) and Secretary and T. Kendall Hunt will serve as a director. The current directors and executive officers of the Company resigned, in seriatim, on July 18, 2003, citing a lack of ownership or beneficial interest in the Company as the reasons for their respective resignations.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.
          ---------

          (a)  Financial Statements of Businesses Acquired.

             These financial statements will be provided by amendment within 60 days from the initial filing date of this Report.

          (b)  Pro Forma Financial Information.

             These pro forma financial statements will be provided within 60 days from the initial filing date of this Report.

          (c) Exhibits.

     Exhibit No.                 Exhibit Description
     -----------                 -------------------

      2.1                 Agreement and Plan of Merger
                            Exhibit A - Dolfin Asset Purchase Agreement
                            Exhibit B - VASCO Asset Purchase Agreement
                            Exhibit C - Private Placement Term Sheet
                            Schedules

      3.1                 Certificate of Amendment

      3.2                 Certificate of Merger

Item 8.   Change in Fiscal Year.
          ----------------------

     None; not applicable.

Item 9.   Regulation FD Disclosure.
          -------------------------

     A Press Release regarding the Merger Agreement was filed with the Securities and Exchange Commission on or about July 9, 2003, with the Company's 8-K Current Report dated July 9, 2003.


                               SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SecureD Services, Inc.

DATED: August 4, 2003                    /s/ King T. Moore
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                                         King T. Moore
                                         President, CEO and Director